Exhibit 10.2

FIRST AMENDMENT TO LEASE AGREEMENT

This FIRST AMENDMENT TO LEASE AGREEMENT is dated as of the 20th day of August, 2019, by and between 300 Rouse Boulevard, LLC, a Delaware limited liability company (“Landlord”) and IOVANCE BIOTHERAPEUTICS, INC., a Delaware corporation (“Tenant”).

WHEREAS, Landlord and Tenant are parties to that certain Lease Agreement dated May 28, 2019 (the “Lease”) respecting certain premises located at 300 Rouse Boulevard, Philadelphia, Pennsylvania, as more particularly described in the Lease; and

WHEREAS, Landlord and Tenant now desire to amend the Lease as more particularly set forth below.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereby amend the Lease as follows:

1.         Modification to Key Man Provision.  Section 39 of the Lease is hereby deleted and replaced in its entirety with the following:

“39.            Key Man Provision.  Landlord acknowledges that GDP 300 Rouse Boulevard Manager, LLC (“GDP”) holds an indirect ownership interest in Landlord and serves as the indirect managing member of Landlord, and that John S. Gattuso (“Gattuso”) is a principal in GDP. Landlord agrees that for a period of not less than eighteen (18) months after the Commencement Date (i) GDP shall continue to hold an indirect ownership interest in Landlord, (ii) Gattuso shall continue to be a principal in GDP, and (iii) GDP shall continue to be the indirect managing member of Landlord. The forgoing provisions shall be subject to (and not apply in the event of) the death or incapacity of Gattuso, or the removal of GDP as the indirect managing member of Landlord for cause.”

2.         Definition of Additional Rent.  As used in the Lease, the term “Additional Rent” means all amounts payable by Tenant to Landlord under the Lease, other than Minimum Annual Rent.

3.         Amendment to Section 33.  The following sentence is added to the end of Section 33 of the Lease:

“Landlord shall work cooperatively with Tenant to assist Tenant in making such filings and taking such other actions as may be necessary for Tenant to take full advantage, to the extent provided by Law, of the Keystone Opportunity Improvement Zone.  Tenant agrees to reimburse Landlord for Landlord’s reasonable and actual pre-approved third party expenses incurred by Landlord in providing such assistance.”

4.         Confirmation of Lease Term.  On or after the Commencement Date, Tenant agrees, upon the written notice of Landlord in conformity with the notice requirements of the Lease, to confirm in writing the Commencement Date, the Expiration Date, that Tenant has taken possession of the Premises (subject, if applicable, to any ongoing Tenant’s Work), and such other matters directly related thereto as Landlord may reasonably request, provided that such written confirmation shall not in any way be deemed to alter, waive or amend Tenant’s rights or remedies under the Lease.

5.         Ratification of Certain Remedies.  Section 22 of the Lease provides, under certain circumstances, for the remedy of confession of judgment against the Tenant for ejectment.  In order to confirm and ratify such remedy, Tenant restates the same in its entirety as follows:

(a)  WHEN THIS LEASE AND THE TERM OR ANY EXTENSION THEREOF SHALL HAVE BEEN TERMINATED ON ACCOUNT OF ANY DEFAULT BY TENANT, OR WHEN THE TERM OR ANY EXTENSION THEREOF SHALL HAVE EXPIRED, TENANT HEREBY AUTHORIZES ANY ATTORNEY OF ANY COURT OF RECORD OF THE COMMONWEALTH OF PENNSYLVANIA TO APPEAR FOR TENANT AND FOR ANYONE CLAIMING BY, THROUGH OR UNDER TENANT AND TO CONFESS JUDGMENT AGAINST ALL SUCH PARTIES, AND IN FAVOR OF LANDLORD, IN EJECTMENT AND FOR THE RECOVERY OF POSSESSION OF THE PREMISES, FOR WHICH THIS LEASE OR A TRUE AND CORRECT COPY HEREOF SHALL BE GOOD AND SUFFICIENT WARRANT.  AFTER THE ENTRY OF ANY SUCH JUDGMENT A WRIT OF POSSESSION MAY BE ISSUED THEREON WITHOUT FURTHER NOTICE TO TENANT AND WITHOUT A HEARING.  IF FOR ANY REASON AFTER SUCH ACTION SHALL HAVE BEEN COMMENCED IT SHALL BE DETERMINED AND POSSESSION OF THE PREMISES REMAIN IN OR BE RESTORED TO TENANT, LANDLORD SHALL HAVE THE RIGHT FOR THE SAME DEFAULT AND UPON ANY SUBSEQUENT DEFAULT(S) OR UPON THE TERMINATION OF THIS LEASE OR TENANT'S RIGHT OF POSSESSION AS HEREIN SET FORTH, TO AGAIN CONFESS JUDGMENT AS HEREIN PROVIDED, FOR WHICH THIS LEASE OR A TRUE AND CORRECT COPY HEREOF SHALL BE GOOD AND SUFFICIENT WARRANT.

 Initials on behalf of Tenant: ____

(b)  THE WARRANT TO CONFESS JUDGMENT SET FORTH ABOVE SHALL CONTINUE IN FULL FORCE AND EFFECT AND BE UNAFFECTED BY AMENDMENTS TO THIS LEASE OR OTHER AGREEMENTS BETWEEN LANDLORD AND TENANT EVEN IF ANY SUCH AMENDMENTS OR OTHER AGREEMENTS INCREASE TENANT'S OBLIGATIONS OR EXPAND THE SIZE OF THE PREMISES.

(c)  TENANT EXPRESSLY AND ABSOLUTELY KNOWINGLY WAIVES AND RELEASES (i) ANY RIGHT, INCLUDING, WITHOUT LIMITATION, UNDER ANY APPLICABLE STATUTE, WHICH TENANT MAY HAVE TO RECEIVE A NOTICE TO QUIT PRIOR TO LANDLORD COMMENCING AN ACTION FOR REPOSSESSION OF THE PREMISES AND (ii) ANY RIGHT WHICH TENANT MAY HAVE TO NOTICE AND TO HEARING PRIOR TO A LEVY UPON OR ATTACHMENT OF TENANT'S PROPERTY OR THEREAFTER AND (iii) ANY PROCEDURAL ERRORS IN CONNECTION WITH THE ENTRY OF ANY SUCH JUDGMENT OR IN THE ISSUANCE OF ANY ONE OR MORE WRITS OF POSSESSION OR EXECUTION OR GARNISHMENT THEREON.

Initials on behalf of Tenant:____

6.         Miscellaneous.

(a)        Except as expressly modified herein, the Lease shall continue unmodified and remain in full force and effect in accordance with its terms.

(b)        The respective rights and obligations provided in this Amendment shall bind and inure to the benefit of the parties hereto, their permitted successors and assigns under the Lease.

(c)        This Amendment shall be construed, governed, and enforced in accordance with the laws of the Commonwealth of Pennsylvania, without regard to principles relating to conflicts of law.

(d)        This Amendment may be executed in any number of counterparts, each of which when taken together shall be deemed to be one and the same instrument.  The parties acknowledge and agree that notwithstanding any law or presumption to the contrary a facsimile or electronically delivered Portable Document Format (.pdf) (or similar electronic format) signature of either party whether upon this Amendment shall be deemed valid and binding and admissible by either party against the other as if the same were an original ink signature.

 (Signatures continued on next page)

IN WITNESS WHEREOF, intending to be legally bound, Landlord and Tenant have executed this First Amendment to Lease Agreement as of the date first above written.

Landlord:

300 ROUSE BOULEVARD, LLC

By: /s/ John S. Gattuso
Name: John S. Gattuso
Title: Authorized Signatory

Tenant:

IOVANCE BIOTHERAPEUTICS, INC.

By: /s/ Frederick G. Vogt
Name: Frederick G. Vogt
Title: General Counsel and Corporate Secretary

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